LIBERTY REAL ESTATE FUND
                       LIBERTY COUNSELOR INCOME PORTFOLIO
                      LIBERTY COUNSELOR BALANCED PORTFOLIO
                       LIBERTY COUNSELOR GROWTH PORTFOLIO

                                  (the "Funds")

                           SUPPLEMENT TO PROSPECTUSES

On October 26, 2000, the Boards of Trustees that oversees each of the Funds, decided to terminate Liberty Real Estate Fund on November 29, 2000 and Liberty Counselor Income Portfolio, Liberty Counselor Balanced Portfolio and Liberty Counselor Growth Portfolio in late December, or as soon thereafter as practicable. The Trustees' decision was based on the failure of each Fund to grow to a sufficient size to be operated on a cost-effective basis. In connection with the termination of the Funds, the Boards of Trustees has suspended the sale of each Fund's shares. Consequently, purchase orders for Fund shares received (except those purchases that are part of the Automatic
Investment Plan, Automated Dollar Cost Averaging program, Automatic Dividend Diversification program, dividend reinvestments and contributions to certain existing retirement plan accounts) will be rejected by the Funds.

G-36/685D-1100                                                 November 1, 2000